BLACKROCK FUNDSSM

BlackRock Mid-Cap Growth Equity Portfolio

(the “Fund”)

Supplement dated July 28, 2025 to the Summary Prospectuses and Prospectuses of the Fund, each dated September 27, 2024, as supplemented to date

On September 18, 2024, the Board of Trustees of BlackRock FundsSM approved certain changes to the Fund’s investment strategy in order to satisfy new requirements pursuant to the recent amendments to Rule 35d-1 under the Investment Company Act of 1940 (the “Names Rule”). These changes are expected to become effective on or about September 26, 2025.

Accordingly, effective on or about September 26, 2025, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The first paragraph of the sections of the Summary Prospectuses and Prospectuses entitled “Key Facts About BlackRock Mid-Cap Growth Equity Portfolio — Principal Investment Strategies of the Fund” and “Fund Overview — Key Facts About BlackRock Mid-Cap Growth Equity Portfolio — Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The Fund normally invests at least 80% of its net assets in growth equity securities issued by U.S. mid-capitalization companies and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. Equity securities consist primarily of common stock, preferred stock and securities or other instruments whose price is linked to the value of common stock. For purposes of the Fund’s 80% policy, U.S. mid-capitalization growth equity securities are equity securities that (i) at the time of the Fund’s investment, have market capitalizations within the range of companies included in the Russell Midcap® Growth Index (the “Russell Midcap Growth Index”) and (ii) are included within at least one growth index, as determined by BlackRock (the “Growth Indices”). Currently, such Growth Indices are the Russell 3000® Growth Index, the S&P Composite 1500® Growth Index and the MSCI World Growth Index. The Russell Midcap Growth Index is an index that measures the performance of the midcap growth segment of the U.S. equity universe, with companies that have market capitalizations between approximately $2.0 billion and $71.3 billion as of August 31, 2024. The Fund seeks to buy primarily common stock but also can invest in preferred stock and other equity securities. The Fund may also purchase convertible securities. From time to time the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”).

The first paragraph of the section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund normally invests at least 80% of its net assets (which means net assets plus any borrowings for investment purposes) in growth equity securities issued by U.S. mid-capitalization companies and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. Equity securities consist primarily of common stock, preferred stock and securities or other instruments whose price is linked to the value of common stock. For purposes of the Fund’s 80% policy, U.S. mid-capitalization growth equity securities are equity securities that (i) at the time of the Fund’s investment, have market capitalizations within the range of companies included in the Russell Midcap® Growth Index (the “Russell Midcap Growth Index”) and (ii) are included within at least one growth index, as determined by BlackRock (the “Growth Indices”). Currently, such Growth Indices are the Russell 3000® Growth Index, the S&P Composite 1500® Growth Index and the MSCI World Growth Index. The Russell Midcap Growth Index is an index that measures the performance of the midcap growth segment of the U.S. equity universe, with companies that have market capitalizations between approximately $2.0 billion and $71.3 billion as of August 31, 2024. The Fund seeks to buy primarily common stock but also can invest in preferred stock and other equity securities. The Fund may also purchase convertible securities. From time to time the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”).

The section of the Prospectuses entitled “Glossary” is amended to add the following definitions:

MSCI World Growth Index — an index that captures large and mid-cap securities exhibiting overall growth style characteristics across 23 developed markets countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward earnings per share (“EPS”) growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

Russell 3000® Growth Index — an index that measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with relatively higher price-to-book ratios, higher Institutional Brokers’ Estimate System (“I/B/E/S”) forecast medium term (2 year) growth and higher sales per share historical growth (5 years).

S&P Composite 1500® Growth Index — an index that measures constituents from the S&P Composite 1500® Index that are classified as growth stocks based on three factors: sales growth, the ratio of earnings change to price and momentum.

Shareholders should retain this Supplement for future reference.

PR2-MCGE-0725SUP

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